UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2014

PILGRIM BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-55290	46-5110553
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

40 South Main Street, Cohasset, Massachusetts	02025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 361-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 10, 2014, Pilgrim Bancshares, Inc. (the “Company”), the holding company for Pilgrim Bank, issued a press release announcing that the that the mutual-to-stock conversion of Pilgrim Bancshares, MHC and the Company’s related stock offering closed on October 10, 2014. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press Release dated October 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PILGRIM BANCSHARES, INC.

DATE: October 10, 2014	By:	/s/ Francis E. Campbell
Francis E. Campbell
President and Chief Executive Officer